UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 16, 2017. CONOCOPHILLIPS XXXX XXXX XXXX XXXX (located on the following page). 600 N. DAIRY ASHFORD PETROLEUM BUILDING #3038 HOUSTON, TX 77079 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E22969-P87695 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: March 20, 2017 Date: May 16, 2017 Time: 9:00 a.m., Central Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/COP The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/COP and be sure to have the information that is printed in the box marked by the arrow

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the E22970-P87695 Vote By Internet: Before the Meeting - Go to www.proxyvote.com following page) available and follow the instructions. During the Meeting - Go to www.virtualshareholdermeeting.com/COP following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2017 to facilitate timely delivery.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1-3.

1. ELECTION OF DIRECTORS

   Nominees:

   1a. Richard L. Armitage

   1b. Richard H. Auchinleck

   1c. Charles E. Bunch

   1d. John V. Faraci

   1e. Jody L. Freeman

   1f. Gay Huey Evans

   1g. Ryan M. Lance

   1h. Arjun N. Murti

   1i. Robert A. Niblock

   1j. Harald J. Norvik

2. Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips' independent registered public accounting firm for 2017.

3. Advisory Approval of Executive Compensation.

THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION ON ITEM 4.

4. Advisory Vote on Frequency of Advisory Vote on Executive Compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEMS 5-6.

5. Report on Lobbying Expenditures.

6. Report on Executive Compensation Alignment with Low-Carbon Scenarios.

7. In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

E22971-P87695

E22972-P87695

Transcript of

Annual Meeting Website Welcome Video by

Ryan Lance, Chairman and Chief Executive Officer of

ConocoPhillips

Welcome to our annual meeting of stockholders website.

Here you’ll find information about our company, tools to vote your proxy, and access to participate in our virtual annual meeting on Tuesday, May 16th. More on that shortly.

The 2017 Proxy Statement outlines what we’ll discuss at the meeting. It also provides further information on our company, senior leadership, our policies and the measures we take to provide good corporate governance.

To broaden access and enhance participation, we’re changing the meeting format this year. Instead of an in-person event, we’ll host our meeting online. So regardless of where you live, you can participate via the Internet — while having the same opportunity for dialogue among shareholders, management and directors as in the past. Just follow the directions posted on this site.

Whether or not you plan to participate in the meeting, please make sure to vote your shares. You can do so through this website or by mail. Please vote as soon as possible.

During 2016 the entire oil and natural gas industry had to adjust to a new reality: price volatility was here to stay. ConocoPhillips faced difficult decisions, but also saw an opportunity to reposition our business.

Last November, we announced an updated value proposition, which is focused on maintaining a strong investment grade balance sheet, growing the dividend and delivering disciplined growth. We also set out five cash allocation priorities for shareholders:

•                  First, we’ll invest enough cash to maintain flat production and pay our existing dividend;

•                  Second, we’ll grow our dividend;

•                  Third, we’ll reduce our debt levels to target an ‘A’ credit rating;

•                  Fourth, we’ll pay out roughly 20 to 30 percent of our cash from operating activities to shareholders through a combination of the dividend and share buybacks; and

•                  Fifth, we’ll grow production.

By early this year, all five priorities had been activated. And we delivered against all of them.

We believe our strategy will enable us to weather the low-price cycles and outperform during the upcycles.

You can learn more about our performance and how we’ll safely execute our plan by joining our virtual annual meeting on Tuesday, May 16th at 9 a.m. Central Time.

Remember, your vote is very important, so please cast your ballot to ensure your shares are represented.

Thank you for your continued support. I look forward to speaking with you soon.

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Tuesday, March 28, 2017 12:24 PM
To:	Krause, Dominique x57356
Subject:	#COPINT17# CONOCOPHILLIPS Annual Meeting %Z69491_0_0123456789012345_0000001%

The 2017 Annual Meeting of Stockholders of ConocoPhillips will be held on May 16, 2017 at 9:00 a.m. Central Time via live webcast at www.virtualshareholdermeeting.com/COP.  You may attend the meeting via the Internet and vote during the meeting.

Our records indicate that either (i) you have elected to receive electronic copies of the annual meeting materials (proxy statement and annual report) OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials.  We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically.  Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses.  You can view these materials and enter your voting instructions by clicking on the link to the voting website below.  You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

CONTROL NUMBER: 0123456789012345

PERSONAL IDENTIFICATION NUMBER (PIN):  the four digit number you selected at the time of your enrollment.

You can enter your voting instructions and view the stockholder material at the following Internet site.  If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Voting will be accepted until 11:59 p.m. (EDT) on May 9, 2017.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited.  If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Tuesday, March 28, 2017 12:23 PM
To:	Krause, Dominique x57356
Subject:	#COPNON17# CONOCOPHILLIPS Annual Meeting %Z69489_0_0123456789012345_0000001%

The email below contains a control number which will allow you to direct voting for shares of ConocoPhillips stock in the ConocoPhillips Savings Plan.

The 2017 Annual Meeting of Stockholders of ConocoPhillips will be held on May 16, 2017 at 9:00 a.m. Central Time via live webcast at www.virtualshareholdermeeting.com/COP.  You may attend the meeting via the Internet and vote during the meeting.

As a participant in the Savings Plan, you may direct Vanguard Fiduciary Trust Company, the Trustee of the Savings Plan, to vote the shares of ConocoPhillips Common Stock representing your interest as of March 20, 2017, the record date for the 2017 Annual Meeting of Stockholders.  We are providing you, as an employee stockholder of our Company, with electronic copies of the annual meeting materials (proxy statement and annual report) and an opportunity to vote your proxy electronically.  Electronic voting is fast and simple and reduces mailing and vote tabulation expenses.  You can view these materials and enter your voting instructions by clicking on the link to the voting website below.  You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions.  In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

CONTROL NUMBER: 0123456789012345

NAME
---------------------------------------------------
CONOCOPHILLIPS - LEVERAGED - ACTIVE	123,456,789,012.00000
CONOCOPHILLIPS - STOCK FUND - ACTIVE	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000
CONOCOPHILLIPS	123,456,789,012.00000

PERSONAL IDENTIFICATION NUMBER (PIN):  last four digits of your social security number

You can enter your voting instructions and view the stockholder material at the following Internet site.  If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan.  Internet voting through the voting website will generally be accepted until 11:59 p.m. (EDT) on May 11, 2017.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited.  If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Tuesday, March 28, 2017 12:19 PM
To:	Krause, Dominique x57356
Subject:	#COPACT17# CONOCOPHILLIPS Annual Meeting %Z69488_0_0123456789012345_0000001%

The email below contains a control number which will allow you to act as a fiduciary and direct voting for unvoted shares of ConocoPhillips stock held in the ConocoPhillips Savings Plan.

The 2017 Annual Meeting of Stockholders of ConocoPhillips will be held on May 16, 2017 at 9:00 a.m. Central Time via live webcast at www.virtualshareholdermeeting.com/COP.  You may attend the meeting via the Internet and vote during the meeting.

We are providing you, as an employee stockholder of our Company, with electronic copies of the annual meeting materials (proxy statement and annual report) and an opportunity to vote your proxy electronically.  Electronic voting is fast and simple and reduces mailing and vote tabulation expenses.  You can view these materials and enter your voting instructions by clicking on the link to the voting website below.  You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

Notice of Fiduciary Vote- As an active employee participating in the Savings Plan you may (and by voting using the control number below, you will) direct Vanguard Fiduciary Trust Company, the Trustee of the Savings Plan, to vote a pro rata portion of all shares of stock representing the interests of Savings Plan participants who fail to give voting direction to the Trustee for the May 16, 2017 Annual Meeting of Stockholders.  By electing to direct the Trustee’s vote of shares which do not represent your interest in the Savings Plan, you become a fiduciary of the Savings Plan for voting such shares and you must act in the best interest of all participants of the Savings Plan.  Fiduciary duties are described further in the Savings Plan Summary Plan Description.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions.  In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

CONTROL NUMBER: 0123456789012345

PERSONAL IDENTIFICATION NUMBER (PIN):  last four digits of your social security number

You can enter your voting instructions and view the stockholder material at the following Internet site.  If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan.  Internet voting through the voting website will generally be accepted until 11:59 p.m. (EDT) on May 11, 2017.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited.  If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Tuesday, March 28, 2017 12:16 PM
To:	Krause, Dominique x57356
Subject:	#CONPHIL17# CONOCOPHILLIPS Annual Meeting %P87695_0_0123456789012345_0000001%

The 2017 Annual Meeting of Stockholders of ConocoPhillips will be held on May 16, 2017 at 9:00 a.m. Central Time via live webcast at www.virtualshareholdermeeting.com/COP.  You may attend the meeting via the Internet and vote during the meeting.

Our records indicate that either (i) you have elected to receive electronic copies of the annual meeting materials (proxy statement and annual report) OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials.  We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically.  Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses.  You can view these materials and enter your voting instructions by clicking on the link to the voting website below.  You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

CONTROL NUMBER: 0123456789012345

PERSONAL IDENTIFICATION NUMBER (PIN):  last four digits of your social security number

You can enter your voting instructions and view the stockholder material at the following Internet site.  If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan.  For most stockholders, internet voting through the voting website will generally be accepted until 11:59 p.m. (EDT) on May 15, 2017.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited.  If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.